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     SUPPLEMENT NO. 4 dated November 5, 2004

TO   PROSPECTUS dated July 1, 2004

FOR  STATE STREET RESEARCH HEALTH SCIENCES FUND
     A SERIES OF STATE STREET RESEARCH FINANCIAL TRUST


     INVESTMENT MANAGEMENT

     Effective November 2004, the last paragraph under the caption "Investment Management" at page 10 of the prospectus is revised in its entirety as follows:

     "Erin Xie, Ph.D. is the portfolio manager of the fund. Ms. Xie has assisted with the management of the fund since 2001 and became a portfolio manager in July 2003. Ms. Xie, a senior vice president, joined the firm in 2001. During the past five years she has also served as a research associate with Sanford Bernstein & Company."


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                                                                    HS-9092-1104
                                                  Control Number:(exp1105)SSR-LD